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                                                                   Exhibit 10.22


                         UNITED STATES EXPLORATION, INC.

                            1560 BROADWAY, SUITE 1900
                             DENVER, COLORADO 80202

TELEPHONE                                                         FACSIMILE
(303) 863-3550                                                    (303) 863-1932

                                  18 June 2003


T. Coy Gallatin
Vice President
Bank of Oklahoma, N.A.
201 Robert S. Kerr
P.O. Box 24128
Oklahoma City, OK 73124

Dear Mr. Gallatin,

Pursuant to Section 2.5 of that certain Credit Agreement dated 25 August 2000, between United States Exploration, Inc. ("Borrower"), as borrower, and the Bank of Oklahoma, N.A. (the "Bank"), as lender, Borrower hereby requests the Bank to extend the "Revolving Loan Stated Maturity Date," as the term is defined in the Credit Agreement, to 1 May 2005. If the extension requested in this letter is acceptable to the Bank, please indicate in the space provided below for the Bank's acceptance.

                                                 Sincerely yours,

                                                 "Borrower"

                                                 United States Exploration, Inc.


                                                 By:  /s/ Bruce D. Benson
                                                      --------------------------
                                                      Bruce D. Benson
                                                      President

Agreed and Accepted this 18 day of June 2003.

Bank of Oklahoma, N.A.

By:  /s/ T. Coy Gallatin
     ---------------------------------------
     Name:   T. Coy Gallatin
     Title:  Senior Vice President